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Exhibit 10.14

COMMON STOCK WARRANT
THE SCO GROUP, INC.

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED. THE WARRANT EVIDENCED HEREBY IS NON-TRANSFERABLE.

        Right to Purchase 12,500
Shares of Common Stock

        The SCO Group, Inc., a Delaware corporation (the "Company"), hereby certifies that in consideration for early payment of the amount payable to the Company in November 2003 under the terms of the Software License Agreement dated February 25, 2003 between the Company and Sun Microsystems, Inc., a Delaware corporation ("Sun"), the receipt in full of which is hereby acknowledged, Sun, or any transferee to whom this warrant (the "Warrant") is properly transferred in accordance with Section 3(c) below (Sun or any such transferee, the "Holder"), is entitled, on the terms set forth below, to purchase from the Company at any time during the period commencing on October 31, 2003 (the "Exercisability Date") and, subject to the provisions of Section 1 below, ending at 5:00 p.m., Pacific time, on October 31, 2008, 12,500 fully paid and nonassessable shares of the common stock, par value $0.001 per share (the "Warrant Shares"), of the Company, at a price of $1.83 per share, subject to adjustments as provided below (the "Purchase Price"). As used herein, the term "Stock" shall mean the Company's presently authorized common stock or any stock into or for which such common stock may hereafter be converted or exchanged prior to or concurrent with the exercise of this Warrant.

1.
Expiration. This Warrant shall expire upon the first to occur of the following: (i) 5:00 p.m., Pacific time, on October 31, 2008; and (ii) the sale of all or substantially all of the assets of the Company or an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization or series of related transactions in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the surviving corporation, the surviving entity or the entity that controls such surviving entity (such sale of assets or acquisition, a "Merger or Consolidation").

2.
Exercise of Warrant.
(a)
Exercisability of the Warrant. This Warrant will become exercisable on the Exercisability Date.

(b)
Full Exercise. This Warrant may be exercised by the Holder at any time during the period commencing on the Exercisability Date and ending upon its expiration for the full number of Warrant Shares by surrendering this Warrant and the Notice of Exercise attached hereto as Exhibit A properly endorsed to the Company's principal office, accompanied by payment in cash, by check or by wire transfer in an amount equal to the product of the Purchase Price and the number of Warrant Shares indicated on the face of this Warrant.

(c)
Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 2(b) above, the Holder may elect to receive a number of shares equal to the value (as determined below) of this Warrant by surrender of this Warrant at the principal office of the Company together with

    Notice of Exercise. In such event, the Company shall issue to the Holder a number of shares computed using the following formula:

X	=	Y(A-B) A
where X =	the number of Shares to be issued to the Holder.
Y =	the number of Shares subject to this Warrant.
A =	the fair market value of one share of the Company's common stock as determined by taking the average of the closing price for the ten most recent trading days ending on the date of exercise.
B =	the Exercise Price (as adjusted to the date of such calculation).
  (d)
  Taxes. The Company will not be required to pay any tax imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Stock in any name other than that of the original holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or warrant until such tax is paid.

        3.     Representations and Covenants of the Holder. This Warrant has been issued by the Company in reliance upon the following representations and covenants of the Holder:

  (a)
  Investment Purpose. The Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

  (b)
  Private Issue. The Holder understands (i) that the Stock issuable upon exercise of this Warrant is not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 3.

  (c)
  Disposition of Holder's Rights. This Warrant and all rights hereunder are non-transferable; provided, however, that the Holder may transfer this Warrant and the rights hereunder, in part or whole, to any subsidiary, parent, affiliate, general partner or limited partner of the Holder.

    The Stock issuable upon exercise of this Warrant is non-transferable, except in accordance with the terms of this provision. Notwithstanding the foregoing, the restrictions imposed upon the transferability of shares of the Stock do not apply to transfers by the Holder, in part or whole, to any subsidiary, parent, affiliate, general partner or limited partner of the Holder, and shall terminate as to any particular share of Stock when (1) the transfer of such security shall have been effectively registered under the Act and transferred by the Holder thereof in accordance with such registration, or (2) such security shall have been sold without registration in compliance with Rule 144 under the Act or (3) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the Stock issuable upon exercise of this Warrant may be sold pursuant to Rule 144(k), the restrictions imposed herein shall terminate, the Holder or holder of a share of Stock issued upon exercise of this Warrant as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Stock not bearing any restrictive legend.

  (d)
  Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

  (e)
  Risk of No Registration. The Holder understands that if a registration statement covering the transfer of the Stock under the Act is not in effect when it desires to sell the Stock issuable upon exercise of this Warrant, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of Stock issuable upon exercise of this Warrant which might be made by it in reliance upon Rule 144 under the Act may be made only in accordance with the terms and conditions of that Rule.

        4.     Delivery of Stock Certificates on Exercise. Promptly after the exercise of this Warrant and the payment of the Purchase Price pursuant to Section 2(b) or after the net exercise of this Warrant pursuant to Section 2(c), the Company will issue to the Holder or upon the order of the Holder hereof, a certificate or certificates for the number of whole shares of Stock to which the Holder is entitled; provided, however, that (i) the Holder shall have furnished to the Company at the time of such exercise a signed Investment Representation Statement substantially in the form attached hereto as Exhibit B and (ii) the Company will place on each certificate the following legend:

    "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT."

    Furthermore, the Company will place on each certificate any legend required by any applicable state blue sky law.

        5.     Adjustments for Dividends in Other Stock or Property; Reclassifications. The Purchase Price and the number and type of Warrant Shares and/or other property issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, any corporate reorganization other than as provided in Section 1 hereof or other similar event affecting the number or character of outstanding Warrant Shares, so that the number and type of securities and/or other property issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of Warrant Shares subject hereto at the time of such event, had such Warrant Shares then been outstanding.

        6.     Certificate as to Adjustments. In each case of an adjustment in the Purchase Price or in the shares of Stock or other stock, securities or property receivable on the exercise of the Warrant, the Company, at its expense, will compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which the adjustment is based. The Company will mail a copy of each such certificate to the Holder of the Warrant outstanding at that time.

        7.     Notices of Record Date. In case (i) the Company takes a record of the holders of its Stock (or other stock or securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities; or (ii) of any capital reorganization of the Company, any reclassification of the common stock of the Company, any consolidation or merger of the Company with or into another corporation, including, without limitation, any Merger or Consolidation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (iii) of any voluntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company will mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed, as of which the holders of record of Stock (or such other stock or securities at the time receivable upon the exercise of the Warrant) will be entitled to exchange their shares of Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and, in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the Board of Directors of the Company. Such notice shall be mailed at least ten (10) days prior to the date specified therein; provided, however, that in the event of a Merger or Consolidation the Company shall use its best efforts to provide such notice in accordance with Section 11 below at least twenty-one (21) days prior to the closing date of such Merger or Consolidation and, in any event, shall provide such notice in accordance with Section 11 below at least fifteen (15) days prior to such closing date.

        8.     Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all such shares of Stock and other stock, or such other stock, securities and property as from time to time are receivable upon the exercise of the Warrant.

        9.     Exchanges of Warrant. Subject to the provisions of Section 3(c) above, upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the Holder named on the face thereof) to the Company at its principal office, the Company, at its expense, will issue and deliver a new Warrant or Warrants exercisable in the aggregate for the same number of shares of Stock, in the denomination or denominations requested, to or on the order of such Holder upon payment by such Holder of any applicable transfer taxes; provided, however, that any transferee of the Warrant shall be required to make the representations set forth in Exhibit B attached hereto.

        10.   Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement warrant in substantially identical form to this Warrant.

        11.   Notices. Any notices, demand, offer, request or other communication required or permitted to be given by either the Company or a Holder (collectively, a "Notice") pursuant to the terms of this Agreement, if delivered to the Holder, shall be sent to the following address:

    Sun Microsystems, Inc.
    18 Network Circle
    MS: UMPK18-203
    Menlo Park, CA 94025
    Attention: Brian Sutphin, VP, Strategic Investments
    Facsimile No.: (650) 786-0838
    with a copy to:

    Sun Microsystems, Inc.
    4120 Network Circle
    Santa Clara, CA 95054
    Attention: Laura Fennell, VP, Legal
    Facsimile No.: (408) 276-4601

    and to:

    Wilson Sonsini Goodrich & Rosati
    Professional Corporation
    650 Page Mill Road
    Palo Alto, California 94304
    Attention: Dave Segre, Esq.
    Facsimile No.: (650) 493-6811

or at such other addresses provided to the Company or such other address as a party may request by notifying the other in writing.

  (a)
  Any Notice shall be delivered in writing. Any such Notice shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service and (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid.

12.
Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.
No Fractional Shares or Script. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Purchase Price then in effect.

14.
No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

15.
Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

16.
Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

17.
Governing Law. This Warrant is delivered in the State of Delaware and shall be construed in accordance with and governed by the laws of such state.

18.
Confidentiality; No Public Disclosure. The terms and conditions of this Warrant are confidential. Neither party shall make any public disclosure concerning the terms and conditions of this Warrant without the prior written consent of the other party, except as required by the rules and regulations of the Securities and Exchange Commission, the Nasdaq National Market or any other applicable stock exchanges.

Dated: October , 2003	THE SCO GROUP, INC.
/s/ ROBERT K. BENCH Signature of Authorized Signatory
Robert K. Bench, CFO Print Name and Title
Agreed and accepted:
Dated: October , 2003	SUN MICROSYSTEMS, INC.
/s/ BRIAN SUTPHIN Signature of Authorized Signatory
Brian Sutphin, Vice President Print Name and Title

EXHIBIT A
NOTICE OF EXERCISE

TO: THE SCO GROUP, INC.

        1.     The undersigned hereby elects to purchase                          shares of Common Stock of The SCO Group, Inc. pursuant to the terms of the attached Warrant.

        2.     Exercise (Please initial the blank):

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.
The undersigned elects to exercise the attached Warrant by means of a net issue exercise pursuant to Section 2(c) of the Warrant.
  3.
  Please issue a certificate, or certificates representing said shares of stock, in the name of the undersigned or in such other name as are specified below:

(Name)

(Address)
  4.
  The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Exhibit B.
Name of Warrantholder
Signature of Authorized Signatory
Print Name and Title
Date

1

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

                                 Shares of Common Stock
of The SCO Group, Inc.

        In connection with the acquisition of the above-listed securities the undersigned hereby represents to The SCO Group, Inc. (the "Company") as follows:

1.
The stock to be received upon the exercise of the Warrant will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and it has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the stock acquired upon exercise of the Warrant.

2.
The undersigned understands that any stock acquired upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws on the ground that the issuance of securities is exempt pursuant to Section 4(2) of the Act, and state law exemptions relating to offers and sales not by means of a public offering and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

3.
The undersigned agrees that in no event will it make a disposition of any stock acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) that the proposed transfer will not violate any of said laws.

4.
The undersigned represents that it is able to fend for itself in connection with its purchase of stock as contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and that it has the ability to bear the economic risks (including the risk of a total loss) of its investment.

5.
The undersigned acknowledges that the stock acquired upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker"

2

  (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

Name of Warrantholder
Signature of Authorized Signatory
Print Name and Title
Date

3

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COMMON STOCK WARRANT THE SCO GROUP, INC.
EXHIBIT A NOTICE OF EXERCISE
EXHIBIT B INVESTMENT REPRESENTATION STATEMENT